                                                              Exhibit 99.2




                        INDEPENDENT AUDITORS' REPORT


To the Partners
Governor Morris Hotel Partners, L.P.

We have audited the accompanying balance sheets of Governor Morris Hotel Partners, L.P. (the "Partnership") as of December 31, 1996 and 1995 and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


Pinsker, Goldberg & Company


Lakewood, New Jersey
February 1, 1997

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                                BALANCE SHEETS

                         DECEMBER 31, 1996 AND 1995


                                   ASSETS
                                                         1996          1995
                                                     -----------   -----------
Current assets
  Cash and cash equivalents.....................     $ 1,084,612   $   584,539
  Accounts receivable, net......................         508,124       470,325
  Inventory.....................................         198,638       137,351
                                                     -----------   -----------
    Total current assets........................       1,791,374     1,192,215

Property and equipment, net.....................       7,327,888     7,344,404

Other assets
  Restricted cash-capital reserve...............           3,890       100,460
  Other assets..................................          47,000        48,106
                                                     -----------   -----------
    Total assets................................     $ 9,170,152   $ 8,685,185
                                                     -----------   -----------
                                                     -----------   -----------


                       LIABILITIES AND PARTNERS' DEFICIT

Current liabilities
  Current maturities of long-term notes.........     $   148,940   $   141,296
  Accounts payable, trade.......................         424,036       364,711
  Accrued expenses..............................         336,746       229,806
  Accrued management fees - related party.......          52,859       587,775
  Advance deposits..............................          69,585        83,766
  Due to general partner........................          48,003        44,238
                                                     -----------   -----------
    Total current liabilities...................       1,080,169     1,451,592

Noncurrent liabilities
  Long-term notes, less current maturities......       9,569,012     9,731,008
                                                     -----------   -----------
    Total liabilities before
     subordinated obligation....................      10,649,181    11,182,600

Subordinated obligation - related party.........       4,721,750     4,394,500
                                                     -----------   -----------
    Total liabilities...........................      15,370,931    15,577,100

Partners' deficit...............................      (6,200,779)   (6,891,915)
                                                     -----------   -----------

    Total liabilities and partners' deficit.....     $ 9,170,152   $ 8,685,185
                                                     -----------   -----------
                                                     -----------   -----------


See Notes to Financial Statements.

                      GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                            1996          1995
                                                                                        ------------  ------------
Revenue
  Room revenue                                                                          $  5,003,629  $  3,799,915
  Food and beverage revenue                                                                3,627,571     3,277,189
  Telephone sales                                                                            133,165       113,518
  Other revenue                                                                              214,065       178,682
                                                                                        ------------  ------------

      Total revenue                                                                        8,978,430     7,369,304
                                                                                        ------------  ------------
Operating expenses
  Salaries and related costs                                                               2,853,638     2,422,470
  Food and beverage cost of sales                                                            929,702       795,105
  Utilities                                                                                  690,719       653,417
  Property taxes and insurance                                                               339,067       331,507
  Supplies                                                                                   274,353       249,449
  Advertising and promotion                                                                  191,010       192,014
  Commissions and reservation expenses                                                       237,863       181,876
  Repairs and maintenance                                                                    173,436       180,425
  Other operating expenses                                                                   166,531       175,912
  General and administrative                                                                 242,158       179,787
  Other cost of sales                                                                         90,233        99,756
  Telephone                                                                                   75,471        65,210
                                                                                        ------------  ------------
      Total operating expenses                                                             6,264,181     5,526,928
                                                                                        ------------  ------------
Income from operations                                                                    2,714,249     1,842,376

Other expenses
  Interest expense                                                                           839,643       858,769
  Management fees - related party                                                            269,353       220,684
  Subordinated interest - related party                                                      327,250       327,250
  Restructure and refinance costs                                                             78,550       228,650
  Depreciation                                                                               438,317       427,180
  Nonrecurring charges                                                                        70,000       --
                                                                                        ------------  ------------

Net income (loss)                                                                       $    691,136  $   (220,157)
                                                                                        ------------  ------------
                                                                                        ------------  ------------

See Notes to Financial Statements.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                  STATEMENTS OF CHANGES IN PARTNERS' DEFICIT

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                                            1996          1995
                                                                                        ------------  ------------
Partners' deficit, beginning of year                                                    $ (6,891,915) $ (6,671,758)

Net income (loss)                                                                            691,136      (220,157)
                                                                                        ------------  ------------

Partners' deficit, end of year                                                          $ (6,200,779) $ (6,891,915)
                                                                                        ------------  ------------
                                                                                        ------------  ------------


See Notes to Financial Statements.

                        GOVERNOR MORRIS HOTEL PARTNERS, L.P.
                             STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                     1996             1995
                                                  -----------     -----------
Cash Flows From Operating Activities
  Net income (loss)                               $   691,136     $  (220,157)
   Reconciliation to net operating cash flows:
  Noncash expenses -
   Depreciation                                       438,317         427,180
  Changes in assets and liabilities -
   (Increase) decrease in -
     Cash-attorney escrow                                  --         111,909
     Trade receivables                                (37,799)       (143,356)
     Inventory                                        (61,287)         (5,479)
     Other assets                                       1,106          12,123
     Cash replacement reserve                          96,570        (100,460)
   (Decrease) increase in -
     Accounts payable and accrued expenses            166,064        (160,790)
     Accrued management fees                         (534,916)        220,684
     Advance deposits                                 (14,181)         21,054
     Accrued interest - advances                        3,765           3,765
     Accrued subordinated interest                    327,250         327,250
                                                  -----------     -----------
        Net cash provided by operating
         activities                                 1,076,025         493,723
                                                  -----------     -----------
Cash Flows From Investing Activities
  Cash paid for improvements and furnishings         (421,600)        (66,642)
                                                  -----------     -----------
Cash Flows From Financing Activities
  Mortgage and note principal payments               (154,352)       (145,444)
                                                  -----------     -----------
Increase in cash and cash equivalents                 500,073         281,637
Cash and cash equivalents, beginning of year          584,539         302,902
                                                  -----------     -----------
Cash and cash equivalents, end of year            $ 1,084,612     $   584,539
                                                  -----------     -----------
                                                  -----------     -----------
Supplemental disclosures:

The Partnership paid $836,476 and $858,769 in interest expense in 1996 and 1995, respectively.




See Notes to Financial Statements.

                  GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                      NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1996 AND 1995


NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

Nature of Business

     Governor Morris Hotel Partners, L.P. (the "Partnership"), a New Jersey Limited Partnership, was organized in December 1987 for the purpose of acquiring and operating a 198 room hotel known as The Governor Morris (the "Hotel"), located in Morristown, New Jersey. The Hotel includes banquet and conference room facilities, two restaurants, and a night club. The revenue of the Hotel is primarily generated from area businesses and residents.

General Partner

     Harmon American Equities, Inc. (the "General Partner") is the general partner of the Partnership. The principals of the General Partner also own 98 percent of the limited partner units.

Chapter 11 Reorganization

     On December 13, 1990, the Partnership filed a voluntary petition for Reorganization under Chapter 11 of the United States Bankruptcy Code. The purpose of the restructuring was to reduce the Company's debt service requirements to an amount sustainable by the Hotel's operations. The Company's plan of reorganization filed with the Bankruptcy Court was approved in April 1994.

The key elements of the restructuring were as follows:

(a) Reduced the outstanding mortgages and advances from approximately $23,500,000 to $10,000,000. The debt reduction included a $7,126,000 reduction in the purchase price of the Hotel.

(b) Reduction of the outstanding prepetition trade payables from $500,000 to $50,000.

(c) Established a $3,740,000 third mortgage to the principals of the general partner in consideration for loans made to the Partnership during the plan of reorganization, as more fully described in note 5.

(d)  Terminated existing management contracts.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 2  - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates in Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     Cash equivalents include investments in highly liquid securities with maturities of three months or less when acquired. Restricted deposits are not considered as cash or cash equivalents due to their restricted nature.

Allowance for Uncollectible Accounts

     Receivables are reflected net of an allowance for doubtful accounts which is estimated based on collectibility and collection experience of the Partnership. The allowance for uncollectible accounts at December 31, 1996 and 1995 was $28,000 and $35,000, respectively.

Property and Equipment

     Property and equipment are stated at cost. The original purchase price of $18,400,000 was reduced by $7,126,000 in 1992 which represented the reduction of purchase price negotiated by the Partnership and the seller of the Hotel. Depreciation has been provided on the straight-line method over the estimated useful lives of the assets. The estimated useful lives of depreciable assets are:

                                                 Years
                                                 -----


             Building..........................     31
             Improvements......................  10-15
             Furniture and equipment...........      7

     Expenditures for repairs and maintenance are charged to income as incurred; improvements and additions are capitalized and depreciated as discussed above.

Income Taxes

     The partners include their share of Partnership income or loss in their respective tax returns and, accordingly, no Federal and State income taxes have been provided in the accompanying financial statements.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995


NOTE 2  - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (concluded)

Concentration of Credit Risk - Financial Instruments

     Financial instruments that potentially subject the Partnership to credit risk are principally cash and trade receivables. The Partnership places its cash with high quality financial institutions. At times such amounts may be in excess of the FDIC insurance limits. At December 31, 1996, the Partnership had approximately $966,000 in cash deposited in excess of FDIC insurance limits. Trade receivables are primarily from large corporate customers which are located in the Morris County, New Jersey area. The Partnership does not require collateral or other support to secure trade receivables.

NOTE 3  - PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at December 31, 1996 and 1995:


                                                 1996             1995
                                                 ----             ----

      Land................................   $ 1,070,899      $ 1,070,899
      Building and improvements...........     8,828,346        8,449,224
      Furnishings and equipment...........     1,403,528        1,361,050
      Transportation equipment............       106,676          106,676
      Capital leased equipment............        57,000           57,000
                                             -----------      -----------
                                              11,466,449       11,044,849

      Less, accumulated depreciation......   (4,138,561)      (3,700,445)
                                             -----------      -----------
                                             $ 7,327,888      $ 7,344,404
                                             -----------      -----------
                                             -----------      -----------

     Property and equipment includes approximately $548,000 in fully depreciated equipment at December 31, 1996.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                        NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996 AND 1995


NOTE 4 - LONG-TERM NOTES PAYABLE

     Long-term notes payable consisted of the following at December 31, 1996 and 1995:

                                             1996            1995
                                             ----            ----

Mortgage note - 1st
  mortgage on Hotel, interest
  at 8.5%, payable through 9/1999......... $8,666,482     $8,756,079

Mortgage note - 2nd
  mortgage on Hotel, interest
  at 8.5%, payable through 9/1999.........    962,943        972,898

Transportation notes - secured by
  vans and trucks, interest 9.5% -
  11%, payable through 11/1999............     34,047         61,251

Improvement note - interest at 7%,
  payable through 4/1998..................     32,831         55,525

Capital equipment leases -
  payable through 10/1999.................     21,649         26,551
                                          -----------   -------------
                                           $9,717,952     $9,872,304
                                          -----------   -------------
                                          -----------  --------------

     The mortgage notes are secured by substantially all of the assets of the Partnership. The notes also contain restrictions on the general operations of the Partnership.

     The mortgage notes also require the Partnership to establish a capital replacement reserve with the mortgages. The annual required reserve contribution is based on three percent of gross revenue of the Hotel, less actual capital expenditures.

     The scheduled maturities for long-term notes existing at December 31, 1996 are as follows:

    1997................ $  148,940
    1998................    145,245
    1999................  9,423,767
                         ----------
                         $9,717,952
                         ----------
                         ----------

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                        NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996 AND 1995



NOTE 5 - SUBORDINATED OBLIGATION

     The General Partner paid Prime Hospitality Corp., the former holder of the first and second mortgages, $2,750,000 in 1992 pursuant to a mortgage modification agreement negotiated in the Chapter 11 Reorganization. The General Partner also advanced the Partnership $400,000 in 1992 for improvements to the Hotel. In consideration for these advances and other amounts paid by the General Partner, the Partnership executed a $3,740,000 subordinated note which is secured by a third mortgage on the Hotel. The note provides for interest only payments based on an 8.75% rate and payable only to the extent of available cash flow. Accrued and unpaid interest does not bear additional interest and is payable when the Partnership has available cash flow. The Partnership accrued $327,250 in interest on the note in 1996 and 1995. The Partnership made no interest payments on the note in 1996 and 1995. The outstanding principal is payable only out of the available proceeds of a sale or refinancing of the Hotel. The note also provides for an equity premium of an additional $3,740,000 which is also payable out of the proceeds of a sale or refinancing of the Hotel.

     The subordinated note consisted of the following at December 31, 1996 and 1995:


                                     1996                1995
                                 -----------         -----------
   Subordinated note............ $ 3,740,000         $ 3,740,000
   Accrued interest.............     981,750             654,500
                                 -----------         -----------
                                 $ 4,721,750         $ 4,394,500
                                 -----------         -----------
                                 -----------         -----------

NOTE 6 - LEASE COMMITMENT

     The Partnership leases approximately four acres of land under a long-term noncancellable operating lease which is payable to 2015. The land is adjacent to the Partnership's property and includes a portion of the Hotel's parking area. The lease provides for current annual rentals of $17,500 which is payable through 1999. Thereafter the annual rentals are periodically adjusted based on the consumer price index.

NOTE 7 - RELATED PARTY TRANSACTIONS

     MANAGEMENT FEES - The Partnership has engaged the General Partner to manage the operations of the Hotel. Under the terms of the agreement, the General Partner receives a fee equal to 3% of gross revenue and these fees totaled $269,353 in 1996 and $220,684 in 1995. Accrued and unpaid management fees totaled $52,859 and $587,775 at December 31, 1996 and 1995, respectively.

                     GOVERNOR MORRIS HOTEL PARTNERS, L.P.

                        NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1996 AND 1995

NOTE 7 -- RELATED PARTY TRANSACTIONS - (concluded)

     General Partner Advances - The amounts due the General Partner for advances bear interest at 10% per annum and are payable out of available cash flow. General Partner advances consisted of the following at December 31, 1996 and 1995:

                                     1996            1995
                                  --------         --------

     Advances....................  $37,650          $37,650
     Accrued interest............   10,353            6,588
                                   -------          -------
                                   $48,003          $44,238
                                   -------          -------
                                   -------          -------


NOTE 8 -- RECONCILIATION TO FEDERAL TAXABLE INCOME

     The following is a reconciliation between net income (loss) for financial statement purposes to taxable income on the Federal Partnership tax return for the years ended December 31, 1996 and 1995:


                                                     1996           1995
                                                  ---------      -----------
Net income (loss) per financial statements.......  $ 691,136       $(220,157)

Accrued subordinated note interest...............    327,250         327,250

Accrued interest on advances.....................      3,761           3,765

Accrued related party management fees............   (534,916)        220,684

Difference between book and
  tax depreciation...............................     41,841           7,400

Refinance costs..................................   (228,650)        228,650

Allowance for uncollectible accounts.............     (7,000)             --

Adjustment of prior period payables..............         --        (108,393)

Nondeductible expenses...........................     18,547          13,950

Other............................................       (201)             --
                                                   ---------       ---------
Federal taxable income...........................  $ 311,768       $ 473,149
                                                   ---------       ---------
                                                   ---------       ---------

                                 * * *